SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 1, 1999


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


   California                       333-24111                 33-0761578
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Series 6") has acquired an interest in West Mobile County Housing, Ltd., an Alabama limited partnership (the "Local Limited Partnership" or "WEST MOBILE"). WEST MOBILE owns the Peppertree Apartments in Theodore, Alabama (the "Apartment Complex").

         The following table contains information concerning the Apartment Complex and the Local Limited Partnership identified herein:

                                                                                                             LOCAL
                                          ACTUAL OR                                                          LIMITED
                                          ESTIMATED     ESTIMATED                               PERMANENT    PARTNER-      YEAR
LOCAL       PROJECT                       CONSTRUC-     DEVELOP-                                MORTGAGE     SHIP'S        CREDITS
LIMITED     NAME AND                      TION          MENT COST     NUMBER OF      BASIC      LOAN         ANTICIPATED   TO BE
PARTNER-    NUMBER          LOCATION      COMPLETION    (INCLUDING    APARTMENT      MONTHLY    PRINCIPAL    TAX CREDITS   FIRST
SHIP        OF BUILDINGS    OF PROPERTY   DATE          LAND COST)    UNITS          RENTS      AMOUNT       (1)           AVAILABLE
------------------------------------------------------------------------------------------------------------------------------------

WEST        Peppertree      Theodore      October       $3,245,436    8 1BR units    $247       $577,890     $2,543,994    1999
MOBILE      Apartments      (Mobile       1999                        33 2BR units   $295       CB (2)
                               County),                               14 3BR units   $331
            6 buildings     Alabama                                                             $791,000
                                                                                                AHFA (3)
====================================================================================================================================

         (1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 6 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 6 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

         (2) Colonial Bank ("CB") will provide the first mortgage loan for a term of 20 years at an annual interest rate of 9.5%. Principal and interest will be payable monthly, based on a 20-year amortization schedule.

         (3) Alabama Housing Finance Authority ("AHFA") will provide HOME funds for the second mortgage loan for a term of 20 years at an annual interest rate of 0.5%. Principal and interest will be payable monthly, based on a 20-year amortization schedule.



Theodore (WEST MOBILE): Theodore (population 6,500) is in Mobile County, in southern Alabama near the Gulf of Mexico, near the intersection of Interstate Highway 10 and U.S. Highway 90, approximately 20 miles southwest of Mobile. The major employers for Theodore residents are Mobile County School System, University of South Alabama, and University of South Alabama Medical Facilities.


                                           LOCAL                                                                        ESTIMATED
LOCAL                                      GENERAL                           SHARING RATIOS:                            ACQUISITION
LIMITED     LOCAL                          PARTNERS'                         ALLOCATIONS (4) AND                        FEES PAYABLE
PARTNER-    GENERAL       PROPERTY         DEVELOPMENT    SHARING RATIOS:    SALE OR REFINANCING   SERIES 6's CAPITAL   TO FUND
SHIP        PARTNERS      MANAGER (1)      FEE (2)        CASH FLOW (3)      PROCEEDS (5)          CONTRIBUTION (6)     MANAGER
------------------------------------------------------------------------------------------------------------------------------------
WEST        Thomas H.     Apartment      $408,500         WNC: Greater of    99.98/.01/.01         $1,831,310           $169,800
MOBILE      Cooksey       Services and                    20% or $3,000      40/60
            and Apart-    Management,                     LGP: 70% of
            ment          Inc.                            the  balance
            Developers,                                   The balance: 50/50
            Inc.
====================================================================================================================================

(1) The Local General Partners are authorized to employ either themselves or one of their affiliates, or a third party, as property manager for leasing and management of the Apartment Complex. Although in some instances the maximum annual management fee payable to the property manager is determined pursuant to lender regulations, in most cases the fee is equal to market rate.

(2) The Local Limited Partnership will pay its Local General Partners or an affiliate of its Local General Partners a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 6.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 6 ("WNC") and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 6,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partners.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations, of (i) Series 6 and (ii) the Local General Partners.

(6) Series 6 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired

              Inapplicable.

         b.   Proforma Financial Information*

         c.   Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of West Mobile County Housing, Ltd.
         ----------
         *To be filed upon availability.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: July 6, 1999                By:   WNC &  Associates, Inc.,
                                        General Partner


                                        By:  /s/ JOHN B. LESTER, JR.
                                             John B. Lester, Jr.,
                                             President

                                  EXHIBIT INDEX

Exhibit
Number        Description

10.1 Amended and Restated Agreement of Limited Partnership of West Mobile County Housing, Ltd.